UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 1, 2018
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
     Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results of Operations and Financial Condition.

In the supplemental schedules to the investment community conference call deck posted today, a slide titled Free Cash Flow Reconciliation From Continuing Operations (slide 27) included, in error, certain draft projection numbers for the third and fourth quarters of 2018.  These draft numbers were included erroneously and should not be relied upon.  The slide was corrected and re-posted to omit quarterly free cash flow projections for the third and fourth quarters of 2018.  As discussed in today's earnings call, free cash flow for 2018 is projected at this time at about $100M use for full-year 2018.

Forward-Looking Statements
This 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated adjusted revenue growth, adjusted internal revenue growth, adjusted diluted earnings per share and adjusted earnings per share growth. Statements can generally be identified as forward looking because they include words such as "believes," "anticipates," "expects," "could," "should" or words of similar meaning. Statements that describe the company's future plans, objectives or goals are also forward looking statements. Forward looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that may affect the company's results include, among others: the ultimate impact of the domination and profit and loss transfer agreement with Diebold Nixdorf AG (“DPLTA”) and the outcome of the appraisal proceedings initiated in connection with the implementation of the DPLTA; the ultimate outcome and results of integrating the operations of the company and Diebold Nixdorf AG; the ultimate outcome of the company’s pricing, operating and tax strategies applied to Diebold Nixdorf AG and the ultimate ability to realize cost reductions and synergies; the company's ability to successfully operate its strategic alliances in China; the changes in political, economic or other factors such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the company's operations, including the impact of the Tax Act; the company’s reliance on suppliers and any potential disruption to the company’s global supply chain; the impact of market and economic conditions on the financial services and retail industries; the capacity of the company's technology to keep pace with a rapidly evolving marketplace; pricing and other actions by competitors; the effect of legislative and regulatory actions in the United States and internationally; the company's ability to comply with government regulations; the impact of a security breach or operational failure on the company's business; the company's ability to successfully integrate acquisitions into its operations; the impact of the company's strategic initiatives, including DN Now; the company's success in divesting, reorganizing or exiting non-core businesses; and other factors included in the company's filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2017 and in other documents that the company files with the SEC. You should consider these factors carefully in evaluating forward looking statements and are cautioned not to place undue reliance on such statements. The company assumes no obligation to update any forward looking statements, which speak only to the date of this release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
August 1, 2018	By:	/s/ Christopher A. Chapman
		Name:	Christopher A. Chapman
		Title:	Senior Vice President and Chief Financial Officer